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                     CLASS A, CLASS B AND CLASS C SHARES OF

                          AIM GLOBAL HEALTH CARE FUND

                         Supplement dated June 21, 2000
                   to the Prospectus dated February 28, 2000

The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 5 of the prospectus:

          "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

          o Derek S. Izuel, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997. From 1995 to 1997 he was a full time student at the University of Michigan.

          o Roger Mortimer, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

          o Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1993 to 1998, he was President of Verissimo Research & Management, Inc.

          o Michael Yellen, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1994."